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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-47733, 33-50038, and 33-55462) of Stac, Inc. of our report dated October 27, 1997 appearing on page F-1 of this Form 10-K.




Price Waterhouse LLP


San Diego, California
December 22, 1997